Exhibit 99.1

For Immediate Release Contact: Gary J. Fuges, CFA ValueClick, Inc. 1.818.575.4677
VALUECLICK ANNOUNCES FOURTH QUARTER 2012 RESULTS

Revenue Meets, Profitability Exceeds High-End of Guidance Ranges

Westlake Village, CA - February 13, 2013 - ValueClick, Inc. (NASDAQ: VCLK) today reported financial results for the fourth quarter ended December 31, 2012. Revenue met the high-end of its guidance range, while Adjusted-EBITDA1 and non-GAAP diluted net income2 per common share exceeded the high-end of their respective guidance ranges.

"We are seeing the early results of our initiatives to elevate our conversations with advertisers to become a more strategic and persistent marketing partner, while also executing on our goals of strong organic growth and profitability," said John Giuliani, chief executive officer of ValueClick. "We expect 2013 to be a watershed year for ValueClick, and we look forward to articulating our vision and strategic initiatives in greater detail at our March 14th analyst and investor day."

Highlights from the fourth quarter of 2012 include:

•	Revenue of $199.6 million, up 14 percent from the fourth quarter of 2011 (Q4 2011);

•	Adjusted-EBITDA of $77.1 million, up 26 percent from Q4 2011;

•	Adjusted-EBITDA margin of 38.6 percent versus 34.8 percent in Q4 2011;

•	Income from operations of $63.0 million, up 43 percent from Q4 2011;

•	Non-GAAP diluted net income of $0.56 per common share versus $0.46 in Q4 2011;

•	GAAP net income from continuing operations of $0.47 per diluted share versus $0.34 in Q4 2011; and

•	Free cash flow (defined as cash from operations less capital expenditures) for the twelve-month period ended December 31, 2012 of $139 million, up 34 percent from the prior year.

The consolidated balance sheet as of December 31, 2012 included approximately $136.6 million in cash and cash equivalents, and $142.5 million in total debt.

___________________________
1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and acquisition-related costs. Please see the attached schedule for a reconciliation of GAAP net income from continuing operations to Adjusted-EBITDA, and a discussion of why the Company believes Adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

2 Non-GAAP net income is defined as GAAP net income from continuing operations before the impact of stock-based compensation and amortization of intangible assets. Please see the attached schedule for a reconciliation of GAAP net income from continuing operations to non-GAAP diluted net income per common share.

Share Repurchase Program Update
During the quarter, the Company repurchased approximately 113,000 shares of its common stock for a total cost of $2.0 million. For the twelve-month period ended December 31, 2012, ValueClick repurchased 6.6 million shares of its common stock for a total cost of $110.8 million. As of today, ValueClick's share repurchase program authorization is $89.3 million.

Business Outlook
Today, ValueClick is announcing guidance for the first quarter of 2013:

Revenue	$165-$168 million
Adjusted-EBITDA	$53-$55 million
Non-GAAP diluted net income per common share	$0.39-$0.41
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.09)-$(0.10)
GAAP diluted net income per common share	$0.30-$0.31

The consolidated revenue guidance range is based on the following segment-level assumptions for revenue growth rates, expressed as a percentage increase from first quarter 2012 reported revenue levels:

●	Affiliate Marketing:	up mid to high single-digits
●	Media:	up high teens
●	Owned & Operated:	up high single-digits

First quarter 2013 guidance assumes stock-based compensation of $5.0 million, amortization of intangible assets of $6.5 million (including $2.5 million recorded in Cost of revenue), net interest and other income of zero, a 40 percent effective tax rate, and 77 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
John Giuliani, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick's financial performance for the fourth quarter during a conference call and Webcast at 4:30 p.m. ET today. The live conference call can be accessed by dialing (888) 219-1420 or (913) 312-0420. Please dial in approximately ten minutes prior to the start time and provide the operator with pass code 9841608. A replay of the conference call will be available from Wednesday, February 13 at 7:30 p.m. ET through Wednesday, February 20 at 7:30 p.m. ET at (888) 203-1112 and (719) 457-0820 (pass code: 9841608). The live and archived Webcast of the conference call will be available at http://ir.valueclick.com.

Analyst and Investor Day: March 14
The Company recently announced that senior management will host an analyst and investor day on Thursday, March 14, at the Four Seasons Hotel in Westlake Village, California. The event is expected to begin at 7:30 a.m. PT and conclude at approximately 2:00 p.m. PT. Financial analysts and investors can register for this event by email at analystday@valueclick.com or by phone at (818) 575-4952. Registration is required for admittance.

About ValueClick
ValueClick, Inc. (NASDAQ: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company's performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 29, 2012; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

###

VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2012	2011
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$136,638	$116,676
Accounts receivable, net	147,487	129,076
Other current assets	27,136	25,181
Total current assets	311,261	270,933

Note receivable, less current portion	27,615	29,700
Property and equipment, net	29,014	19,952
Goodwill	434,507	437,033
Intangible assets, net	81,822	114,007
Other assets	15,477	9,086
TOTAL ASSETS	$899,696	$880,711

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$10,000	$10,000
Other current liabilities	132,401	124,046
Borrowings under credit facility, less current portion	132,500	157,500
Other non-current liabilities	34,090	25,772
Total liabilities	308,991	317,318
Total stockholders' equity	590,705	563,393
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$899,696	$880,711

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended December 31,
	2012	2011
	(Unaudited)
Revenue	$199,577	$175,437
Cost of revenue (Note 1)	71,054	69,357
Gross profit	128,523	106,080
Operating expenses:
Sales and marketing (Note 2)	22,806	22,002
General and administrative (Note 2)	21,782	18,171
Technology (Note 2)	16,900	15,551
Amortization of intangible assets acquired in business combinations	3,993	6,327
Total operating expenses	65,481	62,051
Income from operations	63,042	44,029
Interest and other (expense) income, net	(768)	1,434
Income before income taxes	62,274	45,463
Income tax expense	26,146	17,441
Net income from continuing operations	36,128	28,022
Income from discontinued operations, net of tax	151	1,355
Net income	$36,279	$29,377

Basic net income from continuing operations per common share	$0.48	$0.34
Diluted net income from continuing operations per common share	$0.47	$0.34
Basic net income per common share	$0.48	$0.36
Diluted net income per common share	$0.47	$0.35
Weighted-average shares used to compute basic net income per common share	75,225	81,505
Weighted-average shares used to compute diluted net income per common share	76,687	82,963

Note 1 - Includes amortization of intangible assets acquired in business combinations of $2.5 million for the three-month periods ended December 31, 2012 and 2011.

Note 2 - Includes stock-based compensation as follows:
	Three-month Period
	Ended December 31,
	2012	2011
	(Unaudited)
Sales and marketing	$1,039	$1,675
General and administrative	2,342	2,663
Technology	996	1,438
Total stock-based compensation	$4,377	$5,776

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Year Ended December 31,
	2012	2011
	(Unaudited)
Revenue	$660,878	$528,753
Cost of revenue (1)	249,259	221,403
Gross profit	411,619	307,350
Operating expenses:
Sales and marketing (Note 2)	85,470	64,976
General and administrative (Note 2)	81,050	58,517
Technology (Note 2)	66,324	49,060
Amortization of intangible assets acquired in business combinations	22,420	16,646
Total operating expenses	255,264	189,199
Income from operations	156,355	118,151
Interest and other income, net	1,151	4,666
Income before income taxes	157,506	122,817
Income tax expense	61,575	28,627
Net income from continuing operations	95,931	94,190
Income from discontinued operations, net of tax	4,805	6,940
Gain on sale, net of tax	980	—
Net income	$101,716	$101,130

Basic net income from continuing operations per common share	$1.24	$1.17
Diluted net income from continuing operations per common share	$1.22	$1.16
Basic net income per common share	$1.32	$1.26
Diluted net income per common share	$1.29	$1.24
Weighted-average shares used to compute basic net income per common share	77,342	80,323
Weighted-average shares used to compute diluted net income per common share	78,898	81,489

Note 1 - Includes amortization of intangible assets acquired in business combinations of $10.0 million and
$9.6 million for the years ended December 31, 2012 and 2011, respectively.

Note 2 - Includes stock-based compensation as follows:
	Year Ended December 31,
	2012	2011
	(Unaudited)
Sales and marketing	$4,918	$3,320
General and administrative	11,492	7,829
Technology	5,357	2,873
Total stock-based compensation	$21,767	$14,022

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	2012	2011
	(Unaudited)
Net income from continuing operations	$36,128	$28,022
Interest and other expense (income), net	768	(1,434)
Provision for income tax	26,146	17,441
Amortization of acquired intangible assets included in cost of revenue	2,491	2,498
Amortization of acquired intangible assets included in operating expenses	3,993	6,327
Depreciation and leasehold amortization	3,232	2,455
Stock-based compensation	4,377	5,776
Adjusted-EBITDA	$77,135	$61,085

	Year Ended December 31,
	2012	2011
	(Unaudited)
Net income from continuing operations	$95,931	$94,190
Interest and other income, net	(1,151)	(4,666)
Provision for income tax	61,575	28,627
Amortization of acquired intangible assets included in cost of revenue	9,995	9,633
Amortization of acquired intangible assets included in operating expenses	22,420	16,646
Depreciation and leasehold amortization	11,723	7,914
Stock-based compensation	21,767	14,022
Acquisition-related costs	—	412
Adjusted-EBITDA	$222,260	$166,778

Note 1 - “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and acquisition-related costs) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to Adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that Adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses Adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds Adjusted-EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses Adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that Adjusted-EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	2012	2011
	(Unaudited)
Net income from continuing operations	$36,128	$28,022
Stock-based compensation	4,377	5,776
Amortization of acquired intangible assets included in cost of revenue	2,491	2,498
Amortization of acquired intangible assets included in operating expenses	3,993	6,327
Tax impact of above items	(4,175)	(4,693)
Non-GAAP net income	$42,814	$37,930
Non-GAAP diluted net income per common share	$0.56	$0.46
Weighted-average shares used to compute non-GAAP diluted net income per common share	76,687	82,963

	Year Ended December 31,
	2012	2011
	(Unaudited)
Net income from continuing operations	$95,931	$94,190
Stock-based compensation	21,767	14,022
Amortization of acquired intangible assets included in cost of revenue	9,995	9,633
Amortization of acquired intangible assets included in operating expenses	22,420	16,646
Tax impact of above items	(19,636)	(14,377)
Non-GAAP net income	$130,477	$120,114
Non-GAAP diluted net income per common share	$1.65	$1.47
Weighted-average shares used to compute non-GAAP diluted net income per common share	78,898	81,489

Note 1 - “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation and amortization of intangibles) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period		Year Ended
	Ended December 31,		December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$43,944	$39,794	$149,527	$139,409
Cost of revenue	4,656	4,227	17,546	17,125
Gross profit	39,288	35,567	131,981	122,284
Operating expenses	10,913	9,407	40,631	37,711
Segment income from operations	$28,375	$26,160	$91,350	$84,573
Media:
Revenue	$122,694	$102,029	$390,635	$261,324
Cost of revenue	45,971	42,229	152,197	113,763
Gross profit	76,723	59,800	238,438	147,561
Operating expenses	31,690	27,839	118,233	72,984
Segment income from operations	$45,033	$31,961	$120,205	$74,577
Owned & Operated Websites:
Revenue	$33,009	$33,703	$121,058	$128,419
Cost of revenue	17,967	20,438	69,678	81,118
Gross profit	15,042	13,265	51,380	47,301
Operating expenses	6,265	5,170	23,337	21,468
Segment income from operations	$8,777	$8,095	$28,043	$25,833
Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$82,185	$66,216	$239,598	$184,983
Corporate expenses	(8,282)	(7,586)	(29,061)	(26,531)
Stock-based compensation	(4,377)	(5,776)	(21,767)	(14,022)
Amortization of acquired intangible assets included in consolidated cost of revenue	(2,491)	(2,498)	(9,995)	(9,633)
Amortization of acquired intangible assets included in consolidated operating expense	(3,993)	(6,327)	(22,420)	(16,646)
Consolidated income from operations	$63,042	$44,029	$156,355	$118,151
Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$43,944	$39,794	$149,527	$139,409
Media	122,694	102,029	390,635	261,324
Owned & Operated Websites	33,009	33,703	121,058	128,419
Inter-segment eliminations	(70)	(89)	(342)	(399)
Consolidated revenue	$199,577	$175,437	$660,878	$528,753